EXHIBIT 10a

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between DYNAGEN, INC., a Delaware corporation, with headquarters located at 99 Erie Street, Cambridge, Massachusetts 02139 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Section 4(2) of the 1933 Act; and

          WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, Series C Convertible Preferred Stock, $.01 par value per share and Series D Convertible Preferred Stock $.01 par value (collectively the "Preferred Stock"), of the Company which will be convertible into shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company upon the terms and subject to the conditions of such Preferred Stock (the Common Stock and Preferred Stock sometimes referred to herein as "Securities"), and a Warrant to purchase 250,000 shares of Common Stock (the "Warrant") and subject to acceptance of this Agreement by the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.    AGREEMENT TO PURCHASE; PURCHASE PRICE.

         A. PURCHASE. The undersigned hereby agrees to purchase from the Company Series C Preferred Stock of the Company, in the amount set forth on the signature page of this Agreement, and having the terms and conditions set forth in the Certificate of Designations attached hereto as ANNEX I. The purchase price for the Series C Preferred Stock shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

         B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Joint Escrow Instructions") as set forth below. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Stock, the Company shall deliver a Certificate for the Preferred Stock duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes



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a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

         C. METHOD OF PAYMENT. Payment into escrow of the purchase price for the Preferred Stock shall be made by wire transfer of funds to:

                  Bank of New York
                  350 Fifth Avenue
                  New York, New York 10001

                  ABA# 021000018
                  For credit to the account of Krieger & Prager, Esqs. Account No. 105

Not later than 1:00 p.m., New York time, on the date which is two (2) NASD trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Stock, in immediately available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment shall allow the Company to cancel this Agreement.

         2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

         a. Without limiting its right to resell the Common Stock under the Registration Rights Agreement, the Buyer is purchasing the Preferred Stock and will be acquiring the shares of Common Stock issuable upon conversion of the Preferred Stock for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

         b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Preferred Stock:

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         c. All subsequent offers and sales of the Preferred Stock and the shares of Common Stock issuable upon conversion of, or issued as dividends on, the Preferred Stock by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or with respect to the Preferred Stock pursuant to an exemption from registration;

         d. The Buyer understands that the Preferred Stock is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, the and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock and to receive an offer of the Shares;

          e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including ANNEX V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended June 30, 1996; (2) Transition Report on Form 10-K for the six-month period from July 1, 1996 to December 31, 1996, as amended; (3) Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 1996, March 31, 1997 and June 30, 1997; (4) The Company's Proxy Statement for its Annual Meeting of Stockholders held on January 30, 1997;
(5) The Company's Current Reports on Form 8-K filed on August 23, 1996, September 23, 1996, January 15, 1997, February 3, 1997, March 24, 1997 and July 3, 1997, as amended, and (6) The Company's Form S-3 Registration Statement filed with the Securities and Exchange Commission on August 11, 1997 (the "Company's SEC Documents").

         f. The Buyer understands that its investment in the Securities involves a high degree of risk;

         g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

         h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         i. Notwithstanding the provisions hereof, in no event (except with respect to an Event of Mandatory Conversion) shall the holder be entitled to convert any preferred Stock in excess of

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that number of shares upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso.

         3.    COMPANY REPRESENTATIONS, ETC.

         Except as disclosed in Annex V, delivered in writing to the Buyer, the Company represents and warrants to the Buyer that:

         A. CONCERNING THE SHARES. The Common Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Preferred Stock, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights except that the holders of the Company's Series A Preferred Stock have the right to acquire a portion of the Common Shares which rights have been waived or otherwise provided for.

         B. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/Small Cap Market. The Company has timely filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Preferred Stock, and has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

         C. AUTHORIZED SHARES. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Preferred Stock. The Common Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Preferred Stock, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

         D. STOCK PURCHASE  AGREEMENT;  REGISTRATION RIGHTS AGREEMENT
AND STOCK. This Agreement and the Registration Rights Agreement, the form of which is

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attached hereto as ANNEX IV (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, the indemnification provisions of the Registration Rights Agreement, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Preferred Stock will be duly and validly issued, fully paid and non-assessable when delivered on behalf of the Company upon payment therefor in accordance with this Agreement, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         E. NON-CONTRAVENTION. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the
(i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound,
(iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         F. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

         G. SEC FILINGS. None of the SEC Filings with the Securities and Exchange Commission at the time they were filed, contained any untrue statement of a material fact or omitted to any state material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except as set forth on ANNEX V hereto, the Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

           H. ABSENCE OF CERTAIN CHANGES. Since January 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in ANNEX V or in the Company's SEC Documents.

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         I. FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally), and other than facts disclosed in the Company's SEC Documents, that has not been disclosed in writing to the Buyer that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         J. ABSENCE OF LITIGATION. Except as set forth in ANNEX V hereto, and in the Company's SEC Documents, which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

         K. ABSENCE OF EVENTS OR DEFAULT. Except as set forth in ANNEX V hereto and Section 3(e), no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

         L. NO DEFAULT. To its knowledge, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the Preferred Stock, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound,
(ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock.

         M. PRIOR ISSUES. During the twelve (12) months preceding the date hereof, the Company has not issued any securities other than (i) as reflected in the Company's SEC Documents, of which 44,700 shares of Series A Preferred Stock and 7,500 shares of Series B

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Preferred Stock, remain unconverted, and (ii) options and warrants to purchase shares of Common Stock which have been granted to directors, employees, consultants and advisers of the Company, as further set forth on Annex 3(m).

         4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         A. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) Preferred Stock has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may no be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

         B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Preferred Stock, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock issued to the Buyer upon conversion of the Preferred Stock shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Stock and such shares of Common Stock):

         THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as ANNEX IV, on or before the Closing Date (as defined in Section 7).

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         D. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

         E. REPORTING STATUS. So long as the Buyer beneficially owns any of the Preferred Stock, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and the Company shall no terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         F. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Preferred stock) for internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

         G. CERTAIN AGREEMENTS. (i) Except as provided herein with respect to Acquisition Financing or in 4(g)(ii)(d) hereof, and the sale of up to 5,300 additional shares of Series A Preferred Stock, the Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party until the expiration of thirteen (13) months after the effective date of the Registration Statement (the "Effective Date").

         (II)  SPECIAL PROVISION RELATING TO ACQUISITION FINANCING.

               (a) Following the issuance of the Series C Preferred Stock to the Buyer, and until the expiration of the thirteen (13) month period following the Expiration Date, the Company shall provide the Buyer with the following rights to participate in any private placement financing of equity securities (or securities convertible into Equity Securities of the Company) by the Company (exempt from the registration requirements of the Securities Act of 1993) where at least 90% of the proceeds of such financing are intended to be used by the Company to acquire the capital stock or assets of another business enterprise (including, within the context of such Acquisition Financing, the working capital requirements of the acquired entity) (an "Acquisition Financing"). This right of first refusal is granted to the Buyer subject to, and subordinate to, the prior rights of first refusal of the holders of the Series A Preferred Stock with respect to private placement of securities by the Company, and is granted to Buyer after the holders of Series A Preferred Stock either waive or decline to exercise their rights of first refusal, or if such rights of first refusal of the holders of Series A Preferred Stock are otherwise terminated. If the Company obtains Acquisition Financing from a third party during the thirteen-month period following the first issuance of shares of Series D Preferred Stock, then the Buyer's obligations under Section 4(i) below to purchase additional tranches of Series D Preferred Stock shall be suspended until the earlier of (x) such time that the Company provides

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written notice that all equity securities issued by the Company in such
Acquisition Financing have been converted to Common Stock, or (y) the conclusion of the thirteen (13) month period.

               (b) Notice to Participate. Subject to the prior exercise or waiver of the rights of the holders of the Series A Preferred Stock, the Company shall, prior to any issuance by the Company of any of its securities to be issued in an Acquisition Financing, offer to the Buyer by written notice the right, for a period of five (5) business days, to purchase all of such securities for cash at an amount equal to the price or other consideration for which such securities proposed to be issued. The Company's written notice to the Buyer shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Except as may be necessary with respect to potential designees, the Buyer agrees to keep the terms and existence of such securities issuance confidential. The Buyer, or its designee, may accept the company's offer as to the full number of securities offered to it, by written notice thereof given by it to the Company prior to the expiration of the aforesaid five (5) day period, in which event the Company shall promptly sell and such Buyer shall buy, upon the terms specified, the number of securities agreed to be purchased by such Buyer, or its designee. The rights contained in this Section are not transferable by the Buyer except as provided herein.

               (c) Options of Buyer. Following the exercise or waiver of the rights of first refusal of the Series A Preferred Stock, the Buyer shall have the following rights: (i) to participate, or have its designee participate, or decline to participate in the Acquisition Financing by delivering notice (or fail to deliver notice) during the five-day period; (ii) continue to exercise its rights to purchase shares of Series D Preferred Stock as provided in Section 4i; or (iii) accelerate its right to purchase shares of Series D Preferred Stock up to an aggregate of 48,000 shares of Series D Preferred Stock.

               (d) Exceptions to Right to Participate. The first refusal rights of the Buyer pursuant to this Section shall not apply to securities issued by the Company (i) upon conversion of any of the shares of any series of Preferred Stock or the exercise of Warrants to purchase Common Stock, (ii) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (iii) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are outstanding on the date of this Agreement, (iv) as non-cash consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (v) pursuant to exercise or warrants or options to purchase Common Stock granted to directors, officers, employees, investment bankers, advisers or consultants of the Company in connection with their service to the Company, (vi) pursuant to any other transaction by the Company in connection with the financing of the acquisition of Superior Pharmaceutical, (vii) pursuant to the licensing of technology by the Company or from the Company, or pursuant to any corporate partnership, strategic alliance or joint venture entered into by the Company, and (viii) upon the exercise of any right which was not itself in violation of the terms of this Section.

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               (e) Offering of Securities to Third Parties. The Company shall be free at any time prior to sixty (60) days after the expiration of its notice to offer to the Buyer, to offer and sell to any third party or parties the number of such securities not agreed by the Buyer, or its designee, to be purchased by it, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Buyer. However, if such third party sale or sales are not consummated within such sixty (60) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 5. No Registration Statement with respect to any Acquisition Financing with any third party shall be made effective until 45 days after the Effective Date as defined above.

         H. WARRANTS. The Company agrees to issue to the Buyer at the Closing, transferable divisible warrants (the "Warrants") for 250,000 shares of Common Stock. Such Warrants shall bear an exercise price per share of Common Stock as follows: 125% of the Market Price, as defined in the Certificate of Designation, on the Closing Date, and shall be exercisable immediately upon issuance, and for a period of three (3) years after issuance, in the form annexed hereto as
Exhibit VI, together with piggy-back registration rights, and demand registration rights.

         I. SERIES D PREFERRED STOCK. The Buyer irrevocably agrees to purchase up to $4,800,000, and the Company irrevocably agrees to sell the Buyer up to $2,400,000 of Series D Preferred Stock (the "Series D Preferred Stock") in a series of tranches, commencing thirty (30) days after the Effective Date of the Registration Statement contemplated by the Registration Rights Agreement attached hereto as ANNEX IV (the "Effective Date"). Buyer's obligation to purchase the Series D Preferred Stock on each Additional Closing Date (which shall occur not less than thirty (30 ) calendar days apart), shall be contingent upon the satisfaction of the following conditions:

               (a) The Company shall give the Buyer five (5) days prior written notice;

               (b) The Series D Preferred Stock issued in each tranche shall be not less than $200,000 nor in excess of $400,000 principal amount;

               (c) On each Additional Closing Date;

                  (i) the Registration Statement required to be filed under the Registration Rights Agreement, is effective;

                  (ii) The representations and warranties contained in Section 3 shall be true and correct in all material respects;

                  (iii) The average daily trading volume for the previous thirty
(30) trading days must exceed $100,000;

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



                  (iv) The average daily share price of the common stock for the ten trading days prior thereto, must exceed 60% of the price per share on the Closing Date of the Series C Preferred Stock, or on the immediately preceding Additional Closing Date as applicable; and

               (d) In the event that (x) the Company does not exercise its option to require the Buyer to purchase at least $2,400,000 of Series D Preferred Stock, or (y) the Buyer does not purchase at least $2,400,000 of Series D Preferred Stock because (A) the Buyer in its discretion, refuses to purchase such amount because of the failure to satisfy the conditions set forth in Paragraph 4i(c)(iii) or Paragraph 4i(c)(iv) hereof, or (B) the Buyer's obligation to purchase is suspended under Paragraph 4g(i)(a), the Company will, not later than thirteen (13) months after the Effective Date issue to the Buyer an additional 300,000 Warrants upon the terms and conditions of Paragraph 4(h) hereof.

               (e) Notwithstanding anything to the contrary contained herein, in the event the Buyer does not purchase a tranche, or at least $200,000 of a tranche, of Series D Preferred Stock because the conditions preceded in Paragraph 4(i)(c)(iii) or (c)(iv) have not been met, the Company may offer to sell a tranche not exceeding $400,000 of such Series D Preferred Stock to a third party, free of any other restrictions, provided however, that such refusal by Buyer shall not be deemed a waiver of the right by Buyer to purchase subsequent tranches, or its entitlement to the Warrants in Paragraph 4(i)(d).

         J. AVAILABLE SHARES. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Preferred Stock.

         5.    TRANSFER AGENT INSTRUCTIONS.

         a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Stock in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Preferred Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. The Company warrants that no instruction other than such instructions referred to in this Section 5. The Registration Rights Agreement, and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as to the extent provided in the Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock in such name and in such denominations as specified by the Buyer.

         b. The Company will permit the Buyer to exercise its right to convert the Preferred Stock and exercise the Warrants by telecopying an executed and completed Notice of Conversion or Notice of Exercise to the Company and delivering within three business days thereafter, the original Notice of Conversion or Notice of Exercise and the certificate for the Preferred Stock representing the Shares or the Warrant to the Company by express courier. Each date on which a Notice of Conversion or Notice of Exercise is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The company will immediately confirm receipt of such notice by telecopy and transmit the certificates representing the Shares of Common Stock issuable upon conversion of any Preferred Stock (together with the Preferred Stock representing the Shares not so converted) to the Buyer via express courier, within three business days after receipt by the company of the original Notice of Conversion and the certificate for the Preferred Stock representing the Shares to be converted (the "Delivery Date").

         c. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments, [not exceeding $200,000 per tranche], to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from Delivery Date:

                                Late Payment for Each $10,000 of Preferred Stock
   No. Business Days Late       Principal Amount Being Converted

             1                           $100
             2                           $200
             3                           $300
             4                           $400
             5                           $500
             6                           $600
             7                           $700
             8                           $800
             9                           $900
             10                          $1,000
             10                          $1,000 +$200 for each

                                     Business Day Late beyond
                                     10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit a Buyer's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion (and in such event, the late payments described above shall not be due and payable).

         6.    DELIVERY INSTRUCTIONS.

         The Series C Preferred Stock shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

         7.    CLOSING DATE

         The date and time of the issuance and sale of the Series C Preferred Stock (the "Closing Date") and the date and time of the issuance and sale of the Additional Preferred Stock (an "Additional Closing Date") shall occur no later than 12:00 Noon, New York time on the second NYSE trading day after the fulfillment or waiver of all Closing conditions pursuant to Sections 8 and 9, or such other mutually agreed to time. The closing shall occur on such date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Preferred Stock or Additional Preferred Stock (as the case may be), and to release the Preferred Stock or Additional Preferred Stock (as the case may be) only upon satisfaction of the conditions set forth in
Section 8 hereof.

         8.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The Buyer understands that the Company's obligation to sell the Preferred Stock on the Closing Date and any Series D Preferred Stock on an Additional Closing Date pursuant to this Agreement is conditioned upon:

         A. The receipt and acceptance by the Company of Buyer's agreement, as evidenced by its execution of this Agreement, to purchase at least Seven Hundred Fifty Thousand ($750,000.00) Dollars in liquidation value of Series C Preferred Stock (or such lesser amount as the Company, in its sole discretion, shall determine);

         B. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Series C Preferred Stock or Series D Preferred Stock (as the case may be) in accordance with
Section 1(c) hereof;

         C. The accuracy on the Closing Date or Additional Closing Date (as the case may be) of the representations and warranties of the Buyer contained in this Agreement as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date;

         D. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

         9.    CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Preferred Stock on the Closing Date and any Series D Preferred Stock on an Additional Closing Date is conditioned upon:

         A. Acceptance by Buyer of an Agreement for the sale of Preferred Stock, as indicated by execution of this Agreement, and Buyer's and Company's execution of the Registration Rights Agreement;

         B. Delivery by the Company to the Escrow Agent of the Preferred Stock, the Warrants, and the Series D Preferred Stock (as the case may be) in accordance with this Agreement;

         C. The accuracy in all material respects on the Closing Date or Additional Closing Date (as the case may be) of the representations and warranties of the Company contained in this Agreement as if made on such date, and the performance by the Company on or before such date (as the case may be) of all covenants and agreements of the Company required to be performed on or before such date; and

         D. On the Closing Date or Additional Closing Date the Buyer having received an opinion of counsel for the Company, dated such date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

         10.   GOVERNING LAW: MISCELLANEOUS.

         This Agreement shall be governed by and interpreted in accordance with laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non convenients, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon, (a) personal delivery, or (b) if advance copy is given by fax, upon
(i) seven business days after deposit in the United states Postal Service by regular or certified mail, or (ii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:                   DynaGen, Inc.
                           99 Erie Street
                           Cambridge, Massachusetts 02139
                           Telecopier No. (617) 354-3902

                      with a copy to:

                      John M. Hession, Esq.
                      Testa, Hurwitz & Thibeault, LLP
                      High Street Tower
                      125 High Street
                      Boston, Massachusetts 02110
                      Telecopier No. (617) 248-7100

PURCHASER:     At the address set forth on the signature page of this Agreement.

ESCROW AGENT:                Krieger & Prager, Esqs.
                             319 Fifth Avenue
                             New York, New York 10016

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Purchaser's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the preferred Stock.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF PREFERRED STOCK TO BE PURCHASED:

AGGREGATE PURCHASE PRICE OF SUCH PREFERRED STOCK:    $750,000

                             SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this 21st day of August, 1997




C/O Endeavour Management Inc.                     ENDEAVOUR CAPITAL FUND S. A.

Address                                           By:       [illegible]
14/14 Divrei Chaim Street
Jerusalem 94479, Israel                           Shmuli Margulies -- Director
Telecopier: 972 2 582 4443                        ----------------------------
                                                  Printed Name of Subscriber


British Virgin Islands
----------------------
Jurisdiction of Incorporation
or Organization.

        This Agreement has been accepted as of the date set forth below.

DYNAGEN, INC.

By:      /s/ Indu A. Muni
   -------------------------------
         Indu A. Muni
Title:   President

Date:    August 21, 1997

                                     ANNEX I

                                  DYNAGEN, INC.

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                     AND RIGHTS OF SERIES C PREFERRED STOCK



            The undersigned officer of DynaGen, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred by the Certificate of Incorporation, as amended to date, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of DynaGen, Inc., on August 13, 1997, adopted a resolution providing for certain powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of Series C Preferred Stock, $.01 par value, of the Corporation, which resolution is as follows:



            RESOLVED: That, pursuant to the authority vested in the Board of Directors of the Corporation and in accordance with the General Corporation Law of the State of Delaware and the provisions of the Corporation's Certificate of Incorporation, a series of 7,500 shares of the class of authorized Preferred Stock, par value $.01 per share, of the Corporation is hereby created as the Series C Preferred Stock, and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as set forth on Exhibit A attached hereto.



            EXECUTED as of this 14th day of August, 1997.

                                 DYNAGEN, INC.


                                 By:      /s/ Indu A. Muni

                                 -------------------------------

                                 Indu A. Muni
                                 President

            DESCRIPTION AND DESIGNATION OF SERIES C PREFERRED STOCK

         1.    DESIGNATION AND DEFINITIONS.

               (a) DESIGNATION. A total of 7,500 shares of the Corporation's previously undesignated Preferred Stock, $.01 par value, shall be designated as the "Series C Preferred Stock." The original issue price per share of the Series C Preferred Stock shall be $100.00 (the "ORIGINAL ISSUE PRICE").

               (b) CERTAIN DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

                     (i) "AVERAGE QUOTED PRICE" means the average of the closing bid price of the Common Stock of the Corporation as reported by the Nasdaq SmallCap Market or Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the Corporation's Common Stock is then traded, for the five (5) Trading Days immediately preceding any holder's Conversion Date, the Mandatory Conversion Date (as defined in Section 5(c) below) or the date of the consummation or closing of a Fundamental Change, as the case may be.

                     (ii) "COMMON STOCK" means the common stock, par value $.01 per share, of the Corporation.

                     (iii) "CONVERSION DATE" means each date on which the Corporation receives by telecopy written notice in accordance with Section 5(i) hereof from a holder of Series C Preferred Stock that such holder elects to convert shares of its Series C Preferred Stock.

                     (iv) "FUNDAMENTAL CHANGE" means: (i) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Corporation; or (ii) any merger or consolidation to which the Corporation is a party. Notwithstanding the foregoing, the following shall not be a Fundamental
Change: A merger or consolidation (a) to which the Corporation is a party; (b) in which it is the surviving corporation and there is no resulting reclassification of the outstanding Common Stock; and (c) after giving effect to which, persons who were, immediately before the consummation or closing of such merger or consolidation, holders of outstanding Common Stock will be the direct or indirect owners of securities of the Corporation possessing, on a fully diluted basis, at least seventy-five percent (75%) of the voting power of all voting securities of the Corporation (excluding, for purposes of such computation, any such person who also is a party to such merger or consolidation).

                     (v) "ISSUE DATE" means, with respect to each share of Series C Preferred Stock held by any holder, the date on which the Corporation originally issued such share to such holder (regardless of the number of times transfer of such share is made on the stock transfer books maintained by or for the Corporation, and regardless of the number of certificates which may be issued to evidence such share, and irrespective of any subsequent transfer or other disposition of such share to any other holder).

                     (vi) "TRADING DAY" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business; or, if the Common Stock is not listed or admitted to trading on any national securities exchange but is listed on the Nasdaq system (or such other trading system then in use by the National Association of Securities Dealers, Inc.), a day on which such system is open for the transaction of business; or, if the foregoing does not apply, any Business Day.

         2.    DIVIDENDS.

                  (a) PREFERRED DIVIDEND - CASH AND/OR IN-KIND. When and as declared by the Board of Directors and to the extent permitted by the General Corporation Law of the State of Delaware, the Corporation shall pay preferential dividends to the holders of the Series C Preferred Stock as provided in this
Section 2(a).

                     (i) PREFERRED DIVIDEND. Except as otherwise provided herein, dividends on each share of Series C Preferred Stock shall accrue, cumulatively, at the rate of seven percent (7.0%) per annum of the Original Issue Price, from and including the Issue Date of such share to and including the date on which the Liquidation Value of such share is paid or such share is converted in accordance with the provisions hereof (the "PREFERRED DIVIDEND"). Such Preferred Dividend will accrue whether or not it has been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for its payment.

                     (ii) SEMI-ANNUAL PAYMENTS. Commencing on July 31, 1998, the Preferred Dividend shall be payable in cash (subject to Section 2(a)(v) below) semi-annually, for the actual number of days elapsed, on each July 31 and January 31, to the holders of record of shares of Series C Preferred Stock as of the tenth (10th) trading day preceding the applicable dividend payment date.

                     (iii) NO INTEREST. Accrued but unpaid Preferred Dividends shall not bear interest. Preferred Dividends paid in cash in an amount less than the total amount of such dividends at the time accrued and payable shall be allocated on a share-by-share basis among all shares of Series C Preferred Stock at the time outstanding.

                     (iv) PAYMENT UPON CONVERSION. On the date on which any holder's shares of Series C Preferred Stock are converted into Common Stock pursuant to Section 5 hereof, the accrued Preferred Dividend with respect to the shares so converted shall be paid to such holder. All accrued Preferred Dividends also shall be payable upon the liquidation, dissolution or winding up of the Corporation.

                     (v) PAYMENT IN COMMON STOCK. The Corporation, at its sole discretion, may pay the Preferred Dividends in cash or in shares of Common Stock at the then fair market value per share of Common Stock as of the date on which the Preferred Dividend is payable. For purposes of this Section 2(a)(v), fair market value shall be the average of the closing bid price of the Common Stock of the Corporation as reported by the Nasdaq SmallCap Market or Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the Corporation's Common Stock is then traded, for the ten (10) Trading Days immediately preceding the date on which the Preferred Dividend is payable.

                     (vi) FRACTIONAL SHARES. Notwithstanding anything herein to the contrary, no fractional shares shall be issued pursuant to this Section 2, and the number of shares of Common Stock issued upon the payment of the Preferred Dividend shall be rounded up or down to the nearest whole share.

                  (b) DECLARED DIVIDENDS ON COMMON STOCK. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock), the holders of the Series C Preferred Stock shall be entitled to the amount of dividends on the Series C Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by each holder thereof could be converted pursuant to the provisions of
Section 5 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend. Such determination of "whole shares" shall be based upon the aggregate number of shares of Series C Preferred Stock held by each holder, and not upon each share of Series C Preferred Stock so held by the holder.

                  (c) DIVIDENDS ON OTHER SECURITIES. Subject to the foregoing provisions of this Section 2, the Board of Directors may declare and the Corporation may pay or set apart for payment, or cause the accrual of, stated or cumulative dividends and other distributions on the Series A Preferred Stock or the Series B Preferred Stock of the Corporation, or any other series of preferred stock hereafter designated, and may purchase or otherwise redeem any of the same (or any warrants, rights, options or other securities exercisable therefor or convertible or exchangeable thereinto), and the holders of Series C Preferred Stock shall not be entitled to share therein.

         3.    LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) TREATMENT AT LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series C Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated by the Board of Directors in the future to be senior to or on a parity with the Series C Preferred Stock with respect to liquidation preferences, the holder of each share of Series C Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the Original Issue Price per share of Series C Preferred Stock held by any holder, plus the Preferred Dividend accruing to the Series C Preferred Stock pursuant to Section 2 above (the "LIQUIDATION VALUE"). For purposes hereof, the Series C Preferred Stock shall rank on liquidation junior to the Series A Preferred Stock and on parity with the Series B Preferred Stock.

                     If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series C Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series C Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series C Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Liquidation Value payable upon all shares of Series C Preferred Stock then outstanding.

                     After such payment shall have been made in full to the holders of the Series C Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series C Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock and any class or series of capital stock designated to be junior to the Series C Preferred Stock (if any) in right of payment upon any liquidation, dissolution or winding up of the Corporation.

                     The amounts set forth above shall be subject to equitable adjustment by the Board of Directors whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series C Preferred Stock.

                     (b) DISTRIBUTIONS OTHER THAN CASH. Whenever the distributions provided for in this Section shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series C Preferred Stock.

                     (c) EVENTS NOT DEEMED A LIQUIDATION. Neither the merger or consolidation of the Corporation into or with any other corporation(s), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation under this Section 3.

         4.    VOTING POWER.

                     (a) GENERAL. Except as otherwise expressly provided in this
Section 4 or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series C Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted, pursuant to the provisions of
Section 5 hereof, at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly required by law, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation.

                  Such determination of "whole shares" shall be based upon the aggregate number of shares of Series C Preferred Stock held by each holder, and not upon each share of Series C Preferred Stock so held by the holder.

                     (b) AMENDMENTS TO CHARTER. For so long as there are any shares of Series C Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or this Certificate of Designation without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a class, each share of Series C Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series C Preferred Stock. Without limiting the generality of the foregoing, the creation, or increase in the authorized number of shares, of any class or series of stock ranking prior to or on a parity with the Series C Preferred Stock either as to dividends or upon liquidation shall be deemed to adversely affect the rights of the holders of Series C Preferred Stock for purposes of this
Section 4(b).

         5.    CONVERSION RIGHTS.

                     (a) CONVERSION AT THE OPTION OF HOLDERS. Each holder of Series C Preferred Stock shall have the right, at such holder's option, to convert at any time any of the shares of Series C Preferred Stock held by such holder into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series C Preferred Stock to be converted by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is the applicable Conversion Price (as defined below).

                     (b) CONVERSION PRICE. The conversion price per share (the "CONVERSION PRICE") shall be equal to the lesser of subsections (i) and (ii) below.

                         (i) One hundred twenty-five percent (125%) of the
average of the closing bid price of the Common Stock of the Corporation as reported by the Nasdaq SmallCap Market or Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the Corporation's Common Stock is then traded, for the five
(5) Trading Days immediately preceding the Issue Date.

                         (ii) (A) Beginning on the 60th day after the Issue Date
and ending on the 150th day after the Issue Date, eighty percent (80%) of the Average Quoted Price;

                             (B) Beginning on the 151st day after the Issue Date
and ending on the 210th day after the Issue Date, seventy-eight percent (78%) of the Average Quoted Price;

                             (C) Beginning on the 211th day after the Issue Date
and ending on the 365th day after the Issue Date, seventy-six percent (76%) of the Average Quoted Price; and

                             (D) Beginning on the 366th day after the Issue
Date, seventy- four (74%) of the Average Quoted Price.

                  (c) CONVERSION AT OPTION OF CORPORATION. At any time after the close of business on the one (1) year anniversary of the date on which the Securities and Exchange Commission declares effective the registration statement registering the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, all of the shares of Series C Preferred Stock shall be convertible, at the option of the Corporation, into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series C Preferred Stock outstanding on the Mandatory Conversion Date (as defined below) by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is the applicable Conversion Price.

                  The Corporation shall give notice of its exercise of such conversion option to all holders of Series C Preferred Stock no later than five
(5) Trading Days before the date as of which the Corporation has elected to make such conversion effective (such effective date of the conversion, the "MANDATORY CONVERSION DATE"). Each holder of Series C Preferred Stock as of the Mandatory Conversion Date shall, promptly after such date, surrender for conversion to the Corporation at its principal office or to any transfer agent for the Series C Preferred Stock or the Common Stock all certificates representing all shares of Series C Preferred Stock held by such holder, accompanied by a written notice specifying the name or names in which such holder wishes the certificate(s) for shares of Common Stock to be issued.

                  Effective as of the close of business on the Mandatory Conversion Date, each share of Series C Preferred Stock then outstanding shall be (and be deemed to have been) converted automatically, without any further action by the holders thereof, into shares of Common Stock. Such conversion shall be deemed to have occurred whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

                  (d) LIMITATION ON NUMBER OF SHARES. Additionally, notwithstanding anything set forth in this Section 5 to the contrary, in no event shall any holder of Series C Preferred Stock, prior to earlier to occur of the Mandatory Conversion Date or the date of the consummation or closing of a Fundamental Change, be entitled to convert Series C Preferred Stock into shares of Common Stock to the extent that (x) the number of shares of the Corporation's Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series C Preferred Stock held by such holder) plus (y) the number of shares of Common Stock issuable upon such conversion would result in beneficial ownership by the holder and its affiliates of more than 4.9% of the shares of Common Stock then outstanding. For purposes of this Section 5(d), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and 13G promulgated thereunder, except as otherwise provided in clause (x) of this Section 5(d). Each holder shall, upon delivering to the Corporation a notice of election to convert shares of Series C Preferred Stock in accordance with Section 5(i) hereof, be required to provide the Corporation with a certification in form and substance reasonably satisfactory to the Corporation, that the conversion of the Series C Preferred Stock being converted will not result in such holder and its affiliates beneficially holding more than 4.9%, determined as heretofore provided, of the outstanding shares of Common Stock on such Conversion Date. If the holder cannot make such certification, the shares of Series C Preferred Stock to be converted shall not be convertible. Notwithstanding the foregoing, upon the Mandatory Conversion Date or upon the consummation or closing of a Fundamental Change, all such shares of Series C Preferred Stock then outstanding shall be converted into Common Stock in accordance with Section 5(c) or 5(g), as applicable.

                  (e) DIVIDENDS OTHER THAN COMMON STOCK DIVIDENDS. In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution (other than a distribution in liquidation or other distribution otherwise provided for herein) with respect to the Common Stock payable in (i) securities of the Corporation other than shares of Common Stock, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series C Preferred Stock.

                  (f) CAPITAL REORGANIZATION OR RECLASSIFICATION. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation's capital stock or assets to any other person), then and in each such event the holders of Series C Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (g) MANDATORY CONVERSION - FUNDAMENTAL CHANGE. If any Fundamental Change shall occur, then each share of Series C Preferred Stock outstanding as of the date of the consummation or closing thereof shall be (and be deemed to have been) converted automatically, without any further action by the holders thereof, into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series C Preferred Stock outstanding on the on the date of such consummation or closing date by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is the applicable Conversion Price. Such conversion shall be deemed to have occurred whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

                  The Corporation shall give notice of a proposed or anticipated Fundamental Change to all holders of the Series C Preferred Stock not later than thirty (30) days before the expected closing or consummation of such Fundamental Change, provided that at all times during such thirty-day period a registration statement shall be in effect to permit the registration of the Common Stock issuable upon conversion of the Series C Preferred Stock under the Securities Act of 1933, as amended. The Corporation also shall give prompt notice of the closing or consummation of such Fundamental Change to all holders of record of the Series C Preferred Stock as of the date of such closing or consummation. Each holder of Series C Preferred Stock shall thereupon promptly surrender for conversion, to the Corporation at its principal office or to any transfer agent for the Series C Preferred Stock or the Common Stock, all certificates representing all shares of Series C Preferred Stock held by such holder, accompanied by a written notice specifying the name or names in which such holder wishes the certificate(s) for shares of Common Stock to be issued.

                  (h) CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY CORPORATION. In each case of an adjustment or readjustment of the Original Issue Price, the Corporation at its expense will furnish each holder of Series C Preferred Stock so affected with a certificate prepared by an officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (i) EXERCISE OF CONVERSION PRIVILEGE. To exercise its conversion privilege, a holder of Series C Preferred Stock shall give written notice by telecopy to the

Corporation at its principal office that such holder elects to convert shares of its Series C Preferred Stock and shall thereafter surrender the original certificate(s) representing the shares being converted to the Corporation at its principal office together with an originally executed copy of such notice. Such notice shall also state the name or names (with its address or addresses, as well as the address(es) for delivery) in which the certificate(s) for shares of Common Stock issuable upon such conversion shall be issued. The certificate(s) for the shares of Series C Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the Corporation receives the original certificate(s) for the shares of Series C Preferred Stock surrendered for conversion, the proper assignment thereof to the Corporation or in blank and the original notice of conversion (collectively, the "ORIGINAL DOCUMENTATION"), but in no event more than three (3) Trading Days after the Corporation's receipt of the Original Documentation, the Corporation shall issue and shall deliver to the holder of the shares of Series C Preferred Stock being converted, at the addresses set forth therefor by the holder, such certificate(s) as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series C Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the shares of Common Stock represented thereby. If the Corporation fails to issue and deliver to such holder such certificate(s) for shares of Common Stock within three (3) Trading Days after the Corporation's receipt of the Original Documentation, the Corporation shall pay the liquidated damages set forth in the Stock Purchase Agreement between the Corporation and the initial purchasers of the Series C Preferred Stock.

                  (j) CASH IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Preferred Stock. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of Series C Preferred Stock, the Corporation shall pay to the holder of the shares of Series C Preferred Stock being converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Series C Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series C Preferred Stock being converted.

                  (k) PARTIAL CONVERSION. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C Preferred Stock which were not converted. Such new certificate shall be so delivered on or prior to the date set forth in Section 5(i) for the delivery of certificates for shares of Common Stock.

                  (l) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock (including any shares of Series C Preferred Stock represented by any warrants, options, subscription or purchase rights for the Series C Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock (including any shares of Series C Preferred Stock represented by any warrants, options, subscriptions or purchase rights for the Series C Preferred Stock), then the Corporation shall be deemed to be in breach and default of its obligations hereunder, and in addition to all charges, claims and rights at law or in equity that each holder shall be entitled to, the Corporation shall use all means reasonably available to it, and promptly take any and all actions as may be necessary, to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

            6. REDEMPTION AND REPURCHASE RIGHTS. The Corporation shall have no right to redeem, and holders of shares of Series C Preferred Stock shall have no right to cause the Corporation to redeem, any or all of the outstanding shares of Series C Preferred Stock.

            7. NOTICES OF RECORD DATE. In the event of any:

                  (a) taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b) capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

                  (c) voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall telecopy and thereafter mail or cause to be mailed to each holder of Series C Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be telecopied and thereafter mailed by first class mail, postage prepaid, or by express overnight courier service, at least ten
(10) days prior to the date specified in such notice on which such action is to be taken.

         8.    GENERAL.

                  (a) REPLACEMENT OF CERTIFICATES. Upon the Corporation's receipt, from the holder of any certificate evidencing shares of Series C Preferred Stock, of evidence reasonably satisfactory to the Corporation (an affidavit of such holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of such certificate, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, and in the case of any such mutilation, upon surrender of such certificate, the Corporation (at its expense) shall execute and deliver to such holder, in lieu of such certificate, a new certificate that represents the number of shares represented by, is dated the date of, is issued in the name of the holder of, and is substantially identical in form of, such lost, stolen, destroyed or mutilated certificate.

                  (b) PAYMENT OF TAXES. The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed in connection with the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) that results from (i) the conversion of shares of Series C Preferred Stock pursuant to this Certificate of Designations or (ii) the application of Section 2(a)(v) hereof. Notwithstanding the foregoing, if the Corporation, pursuant to a notice from a holder of any shares of Series C Preferred Stock, effects the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) in any name(s) other than such holder's name, then such holder shall deliver to the Corporation with the aforesaid notice (A) all transfer taxes and other governmental charges payable upon the issuance or delivery of securities in such other name(s) or (B) evidence satisfactory to the Corporation that such taxes and charges have been or shall be paid in full.

                  (c) STATUS OF REDEEMED OR CONVERTED SHARES. Shares of Series C Preferred Stock that are redeemed, converted or otherwise acquired by the Corporation in any manner (including by purchase or exchange) shall be canceled and upon cancellation (i) shall no longer be deemed to be outstanding, (ii) shall become authorized but unissued shares of preferred stock undesignated as to series and (iii) may be reissued as part of another series of preferred stock.

                                    ANNEX II

                            JOINT ESCROW INSTRUCTIONS

Dated as of the date of the Securities
Purchase Agreement to
Which These Joint Escrow
Instructions Are Attached

Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016

Attention:  Samuel M. Krieger, Esq.

Dear Mr. Krieger:

            As escrow agent for both DynaGen, Inc., a Delaware corporation (the "Company"), and the Purchaser (the "Purchaser") of Series C and the Series D Preferred Stock of the Company (the "Series C Preferred Stock" and the "Series D Preferred Stock"), who is named in the Securities Purchase Agreement between the Company and the Purchaser to which a copy of these Joint Escrow Instructions is attached as Annex II (the "Agreement"), you (hereafter the "Escrow Agent") are hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions:

            1. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the purchase price from the Purchaser, and notify the Purchaser (or such agent as the Purchaser may designate in writing) of receipt of the Series C Preferred Stock and Series D Preferred Stock being purchased for such purchase price. Within not more than two (2) days of receipt of written notice from the Company and the Purchase that the respective conditions precedent to the purchase and sale have been satisfied (which notice shall not be unreasonably withheld), the Escrow Agent shall, after reduction by the amounts referred to in the next succeeding sentence of this paragraph, release the Escrow Funds to or upon the order of the Company, and shall release the Preferred Stock to the Purchaser. After receipt of such notice, a portion of the Escrow Funds shall be released by the Escrow Agent as follows: an amount equal to nine (9%) percent of the purchase price of the Preferred Stock shall be released to Jesup and Lamont, and $5,000 for tranche I and $500 for each additional tranche of the Escrow Funds to the Escrow Agent. If a certificate representing such Preferred Stock is not deposited with the Escrow Agent with ten (10) days after receipt by the Company of notice of receipt by the Escrow Agent of the funds from the Purchaser, Escrow Agent shall notify the Purchase and Purchaser shall be entitled to cancel the subscription and demand repayment of the funds. If such funds are not deposited with the Escrow Agent within ten
(10) days after receipt by the Purchaser of notice of receipt by the Escrow Agent of such stock certificate from the Company, Escrow Agent shall notify the Company and the Company shall be entitled to cancel the subscription and demand return of such stock certificate. If the Company or the Purchaser notifies the Escrow Agent that on the Closing Date or Additional Closing Date (as defined in the Agreement) the conditions precedent to the obligations of the Company or the Purchaser, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Purchaser and shall return the such stock certificate to the Company. Prior to return of the Escrow Funds to the Purchaser, the Purchaser shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States law. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at The Bank of New York.

            2. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Purchaser and the Escrow Agent.

            3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorney-at-law shall be evidence of such good faith.

            4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

            5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

            6. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for Purchase (as that term is defined in the Agreement) in connection with the Agreement and may continue to act as legal counsel for Purchaser, from time to time, notwithstanding its duties as Escrow Agent hereunder.

            7. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

            8. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

            9. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under not duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

            10. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Escrow Agent.

            11. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:     DynaGen, Inc.
             99 Erie Street
             Cambridge, Massachusetts 02139
             Telecopier No. (617) 354-3902

             with a copy to:

             John M. Hession, Esq.
             Testa, Hurwitz, Thibeault, LLP

             High Street Tower
             125 High Street
             Boston, Massachusetts 02110
             Telecopier No. (617) 248-7100

PURCHASER:               At the address set forth on the signature page of the
                         Agreement.

ESCROW AGENT:            Krieger & Prager, Esqs.
                         319 Fifth Avenue
                         New York, New York 10016
                         Telecopier No. (212) 213-2077

            12. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the Purchaser have become parties hereto by their execution and delivery of the Agreement, as provided therein.

            13. This instrument shall be binding upon and inure to thebenefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            14. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

ACCEPTED BY ESCROW AGENT:  DYNAGEN, INC.
KRIEGER & PRAGER

By: /s/ Samuel Krieger     By: /s/ Dhananjay G. Wadekar

                                    ANNEX III

To the Purchaser (the "Purchaser")
listed on the signature page to the
Stock Purchase Agreement dated as of
August 2l, l997 between DynaGen,
Inc.and the Purchaser

         We have acted as counsel to DynaGen, Inc., a Delaware corporation (the "Company"), the connection with the Stock Purchase Agreement, dated as of August 2l, l997 between you and the Company (the "Purchase Agreement"), relating to the issuance and sale by the Company of up to 7,500 shares f its Series C Preferred Stock (the "Series C Stock"), up to 60,000 shares of its Series D Preferred Stock (the "Series D Stock") and a warrant to purchase 250,000 shares f the Company's Common Stock (the "Initial Warrant"). Such shares of Series C Stock and Series D Stock are sometimes hereinafter referred to collectively as the "Preferred Shares." This opinion is furnished to you pursuant to Section 9(d) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

         We have made such inquiry of the officers of the Company and have examined such corporate and other records, documents, agreements and instruments, certificates of officers of the Company and of public officials and have examined such question so flaw as we have deemed necessary or appropriate for the purpose of this opinion. In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials, the Company's transfer agent and officers of the Company and upon the representations and warranties may by the Purchaser and the Company in the Purchase Agreement. We have assumed the genuineness of all signatures (other than those on behalf of the Company) and the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, whether certified or not, the authenticity of the originals of such latter documents and the legal capacity of all natural persons.

         For purposes of this opinion, we have also assumed:

         (A) the due and proper authorization, execution, acknowledgment and delivery by the Purchaser of the Purchase Agreement and all other documents executed by the Purchaser in connection therewith (collectively, the "Operative Agreements");

         (B) that the Purchaser is duly organized, validly existing and in good standing in its country of formation;

         (C) that the Purchaser has full power, authority and legal right under the laws of its country of formation to execute and deliver the Operative Agreements and to consummate the transactions contemplated thereby; and

         (D) that the Operative Agreements and the transactions evidenced thereby are valid, binding and enforceable against the Purchaser in accordance with their terms, and that the consummation of the transactions and the funding contemplated by the Operative Agreements comply with all laws applicable to the Purchaser.

         Whenever in this opinion we use the term "to our knowledge," we are referring to the attorneys in our firm who have given substantive legal attention to representation of the Company in connection with the transaction contemplated pursuant to the Purchase Agreement. Our opinions given herein are qualified by the above limits to the scope of our representation and due diligence and the subsequent assumptions, limitations and qualification s contained herein.

         This opinion is based upon our knowledge of the facts as of the date hereof and assumes no event will take place in the future which would affect the opinions set forth herein other than future events contemplated by the Operative Agreements, the Initial Warrant and the additional warrant issuable pursuant to
Section 4(i) of the Purchase Agreement (the "Additional Warrant," and together with the Initial Warrant, the "Warrants"). We assume no duty to communicate with you with respect to any change in law or facts which comes to our attention hereafter..

         We have not made an independent review of the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts and the United States, and the General Corporation Law of the State of Delaware. Accordingly, we express no opinion herein with respect to the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts, the United States and the General Corporation Law of the State of Delaware. For the purposes of this opinion, we have assumed that the facts and law governing the performance by the Company under the Operative Agreements and the Warrants will be identical to the facts and law governing such performance as of the date of this opinion.

         The opinions hereinafter expressed are qualified to the extent that the validity or enforceability of any of the agreements, documents or obligations referred to herein may be subject to or affected by (i) statutory or decisional law (including but not limited to Sections l60, l70 and l74 of the General Corporation Law of the State of Delaware) that may prohibit or restrict the payment of any dividends on, or redemption or purpose by the Company of, the Common Stock or any series of Preferred Stock, if such payment of dividends or purchase or redemption would impair the capital of the Company, be paid out of funds other than surplus or net profits, or render the Company insolvent, or if the Company is insolvent or is capital is impaired at the time of such desired payment, purchase or redemption; (ii) applicable bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors general; (iii) principles affording traditional equitable defenses (e.g., waiver, duress, laches and estoppel) as applied to a party seeking enforcement, and (iv) requirements of good faith and fair dealing in the performance and enforcement of an agreement on the part of a party seeking enforcement after the agreement has been entered into. The opinions hereinafter expressed are also qualified to the extent that the availability of the remedy of specific performance or of injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         The opinions hereinafter expressed are also subject to the qualification that we render no opinion as to the validity or enforceability of
(i) any provisions of the Operative Documents or the Warrants regarding any choice of law or consent to jurisdiction clauses and (ii) any liquidated damages provisions contained in the Purchase Agreement, in the Company's Certificate of Designations, Preferences and Rights of Series C Preferred Stock or Certificate of Designations, Preference and Rights of Series D Preferred Stock or in any of the Operative Documents.

         We express no opinion as to compliance by the Company with the so-called "blue sky" or state securities laws in connection with the issuance and sale of the Series C Stock, the Series D Stock or the Warrants or the issuance of shares of Common Stock upon the conversion of the Series C Stock or Series D Stock or exercise of the Warrants, as the case may be.

         In rendering the opinion expressed in paragraph l below with respect to the legal existence and good standing of the Company in Delaware and Massachusetts, we have relied solely upon a certificate received from the Secretary of State of each such state. In rendering the opinion expressed in paragraph 6 below with respect to the timely filing of the Company's periodic reports on Forms l0-Q and l0-K, we have relied solely on a review of the EDGAR database maintained by the Securities and Exchange Commission (the "SEC") as t the timing of such filings with the SEC. With respect to our opinion in Paragraph 7 below, we call your attention to the fact that we have not caused any search to be made of any court or other governmental records.

         We express no opinion as to the validity or enforceability of the indemnification and contribution provisions contained in Section 6 and 7 or the Registration Rights Agreement and, with respect to the performance by the Company of its obligations under the Registration Rights Agreement, we assume compliance by the Company at such time with the registration requirements of the Securities Act and with applicable state securities laws.

         Based upon and subject to the foregoing, we are of the opinion that:

         l. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the Commonwealth of Massachusetts.

         2. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, $.0l par value per share (the "Common Stock:), and l0,000,000 shares of preferred stock, 50,000 of which shares have been designated Series A Preferred Stock, $.0l par value per share, 7,500 of which shares have been designated Series B Preferred Stock, $.0l par value per share, 7,500 shares of which shares have been designated Series C Preferred Stock, $.0l par value per share and 60,000 of which shares have been designated Series D Preferred Stock, $.0l par value per share.

         3. The Common Stock is registered pursuant to Section l2 of the Securities Exchange Act of l934, as amended (the "Exchange Act") and, to our knowledge, the Company has timely filed with the SEC its periodic reports on Forms l0-Q and l0- K pursuant to Section l3(a) of the Exchange Act for a period of at least twelve months preceding the date hereof.

         4. When delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Purchase Agreement, the Company's Certificate of Incorporation (as to the shares of Common Stock issuable upon conversion of the Preferred Shares) and the Warrants (as to the shares of Common Stock issuable upon exercise of the Warrants), the Series C Stock, the Series D Stock, the share of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares f Common Stock issuable upon exercise of the Warrants (i) will be duly authorized and validly issued, (ii) will be fully paid and nonassessable, (iii) to our knowledge, will not have been issued or sold in violation of any preemptive or other similar rights of the holder of any securities of the Company, and
                  (iv) will not subject the holders thereof to personal liability by reason of being such holders.

         5. The Company has the requisite corporate power and authority necessary to enter into the Operative Agreements and to issue the Series C Stock, the Series D Stock, and the Warrants; each of the Operative Agreements and the Warrants have been duly and validly authorized by all corporate action by the Company and, to our knowedge, no approval, consent, authorization or order of any court, governmental agency or body or arbitrator having juristiction over the Company or any of its subsidiaries is required for the execution and delivery of each of the Operative Agreements and the Warrants by the Company or the consummation of the transactions contemplated thereby; each of the Operative Agreements and the Initial Warrant has been duly and validly executed and delivered by and on behalf of the Company, and is a valid, legal enforceable and binding obligation of the Company, enforceable in accordance with its terms.

         6. Neither the sale of the Series C Stock, the Series D Stock and the Warrants, nor the performance of the Company's obligations under the Operative Agreements and the Warrants by the Company, will, except where such violation, conflict, breach or default, singly or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and such violation, conflict, breach or default would have no effect on the Company's the Certificate of Incorporation or By-laws of the Company, (B) to our knowlege, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, (C) to our knowledge, the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, or (D) to our knowledge, the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party.

         7. To the best of our knowledge after due inquiry of the executive officers of the Company, except as disclosed in the Company's quarterly and annual reports under the Exchange Act, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrators having jurisdiction over the Company which would adversely affect or prevent the performance by the Company of its obligations under any of the Operative Agreements and the Warrants.

         8. Assuming the accuracy of, and compliance with, the representations, warranties and covenants of the Purchaser in the Operative Agreements, the Company may issue the Series C. stock, the Series D Stock and the Initial Warrant pursuant to the Purchase Agreement without registration under the Securities Act.

         9. Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Purchaser in the Operative Agreements an (ii) that the Additional Warrant was issuable as of the date hereof, the Company may issue the Additional Warrant as of the date hereof pursuant to the Purchase Agreement without registratin under the Securities Act.

         This opinion is limited to the matters expressly stated herein and is rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person for any reason.

                                         Yours very truly,



                                         TESTA, HURWITZ & THIBEAULT, LLP

                                    ANNEX IV

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 21, 1997 (this "Agreement") is made by and between DYNAGEN, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Stock Purchase Agreement, dated as of August 21, 1997, between the Initial Investor and the Company (the "Stock Purchase Agreement"), the Company has agreed to issue and sell to the initial investor Shares of Series C Preferred Stock and Series D Preferred Stock of the Company (collectively the "Preferred Stock"), and warrants to purchase up to 250,000 shares of Common Stock (the "Warrants") (which may be increased by an additional 300,000 warrants upon certain circumstances (the "Additional Warrants") which Preferred Stock will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Preferred Stock, and the Warrants will be exercisable for shares of Common Stock (the "Warrant Shares"); and

                  WHEREAS, to induce the Initial Investor to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and Warrant Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

         1.    DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i) "Additional Warrant Shares" means the shares of Common Stock issuable upon exercise of the Additional Warrants.

                  (ii) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  (iii) "Potential Material Event" means any of the following:
(a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the company that disclosure of such information in the registration statement would be detrimental to the business and affirms of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                  (iv) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (v) "Registerable Securities" means the Conversion Shares and the Warrant Shares.

                  (vi) "Registration Statement" means a registration statement of the Company under the Securities Act.

                  (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

         2.    REGISTRATION.

                  (a) MANDATORY REGISTRATION. The Company shall prepare and file with the SEC, no later than forty-five (45) days following the initial Closing Date under the Stock Purchase Agreement, and the issuance of the Additional Warrants, if issued, either a Registration Statement on Form S-3 registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Preferred Stock would be convertible and the Warrants exercisable at the time of filing of the Form S-3, or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and the Exercise of the Warrants resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, or stock dividends). If at any time the number of shares of Common Stock into which the Preferred Stock may be converted or the Warrants or Additional Warrants, if issued, are exercisable, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within fifteen (15) business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Preferred Stock may be converted, or the Warrants or Additional Warrants if issued are exercisable, or
(ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the preferred Stock may be converted, or the Warrants or Additional Warrants, if issued, are exercisable, that exceed the aggregate number of shares of Common Stock already registered. If the state of the SEC determines that all of the Conversion Shares cannot be registered by the Company for resale by the Investor because, in the view of the staff, such registration would constitute a primary offering the Company, then the Company shall have an additional sixty (60) days in which to amend such registration statement to another available form.

                  (B)      PAYMENTS BY THE COMPANY.

                           (i) If the Registration Statement covering the
Registrable Securities is not filed in proper form with the Securities and Exchange Commission with forty-five (45) days after the Closing, the Company will make payment to the Initial Investor in the amount of $500 per day for each $10,000 in principal amount of Preferred Stock outstanding for each day thereafter until such Registration Statement, in proper form, is filed with the Securities and Exchange Commission.

                           (ii) If the Registration Statement covering the
Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective (x) on the earlier of (i) five days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (ii) ninety (90) days following the initial Closing Date (the "Initial Date"), (except as provided by the last sentence of Section
2a), or (y) on the conclusion of a Suspension Period as defined in P. 3f, then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to two and one-half (2 1/2%) percent of the purchase price paid by the Initial Investor for all Preferred Stock then purchased and outstanding pursuant to the Stock Purchase Agreement for any period fro the Initial Date to the first Computation Date, and to each Computation date thereafter, to the date the Registration Statement is declared effective by the SEC (pro rated for partial periods) (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

                 As used in this Section 2(b), the following terms shall have the follow meanings:

                  "Computation Date" means the date which is the earlier of (i) five days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (ii) ninety (90) days after the initial Closing Date (except as provided by the last sentence of Section 2(a)), and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC or a Suspension Period is in effect, each date which is thirty (30) days after the previous Computation Date (pro rated for partial periods) until such Registration Statement is so declared effective.

                  3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

                  (a) Prepare promptly, and file with the SEC by forty-five (45) days after the initial Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter used its best efforts to cause each Registration Statement relating to Registrable Securities to become effective on the earlier of (i) five days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (b) ninety (90) days after the Closing Date, and keep the Registration Statements effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a materiel fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto as reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

                  (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (e) As promptly as practicable after becoming aware of such event, notify each investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (f) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registerable Shares, or engage in any other transaction involving or relating to the Registrable Shares, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Shares for more than two (2) twenty (20) day periods in the aggregate during any 12-month period with at least a ten (10) business day interval between such periods, during the period the Registration Statement is required to be in effect;

                  (g) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                  (h) Use its commercially reasonable efforts to secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities of the NASDAQ Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                  (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (j) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

                  (k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  4. OBLIGATIONS OF THE INVESTORS. In connection with the registration the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Investment") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive

Investor"), then the company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the company as reasonably requested by the company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  5. EXPENSES OF REGISTRATION. All reasonable expenses (other that underwriting discounts and commissions incurred in connection with registrations, filings or qualification pursuant to Section 3, and fees and expenses of counsel for the Investors), but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

                  6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigation or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                  8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange act; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                  9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of at least 30% of the Registrable Securities

(excluding the Additional Warrant Shares) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in
Section 2(c) hereof.

                  10. (A) AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effective in accordance with this Section 10 shall be binding upon each Investor and the Company.

                     (B) ADDITIONAL WARRANT SHARES. The obligation of the Company hereunder including the time period set forth herein shall apply, mutis mutandis, to the Additional Warrant Shares upon issuance of the Additional Warrants.

         11.   MISCELLANEOUS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, DYNAGEN, INC., 99 Eric Street, Cambridge, Massachusetts 02139, with a copy to John M. Hession, Esq., Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110; (ii) if to the Initial Investor, at the address set forth under its name in the Stock Purchase Agreement, with a coy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016 and (iii) if to any other

Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a), or any delay in such performance could result in to the Investors and the Company agrees that, in addition to any other liability of the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Neither party shall be liable for consequential damages.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  DYNAGEN, INC.


                                        By:  /s/ Indu A. Muni
                                           -----------------------
                                        Name:  Indu A. Muni
                                        Title:  President

                                        ENDEAVOUR CAPITAL FUND S.A.


                                 By: [illegible]
                                   -------------------------
                                        Name:
                                        Title:

                                     ANNEX V


                               COMPANY DISCLOSURE



                                [TO BE SUPPLIED]

                                                                                  Exercise
                                         Number               Date of             Price Per            Expiration
No.       Name and Address               of Shares            Grant               Share                Date
---       ----------------               ---------            -----               -----                ----
---------------------------------------------------------------------------------------------------------------------
87        Ehahlesh Daftaru (NQ)           83,000              5/19/96             $ .50                5/19/00
          Able Laboratories                                                                            20750
          8 Hollywood Court                                                                            29050
          S. Plainfield, NJ                                                                            33200
---------------------------------------------------------------------------------------------------------------------
88        Mahendra                        83,000              5/19/95             $ .50                5/19/03
          Pandya,Ph.D. (QO)                                                                            20760
          8018 Daytona St.,                                                                            29060
          N.W.                                                                                         33200
          Wassillion, OH 44845
---------------------------------------------------------------------------------------------------------------------
88        Francis R. Shottes               50,000             9/1/96              $1.94                9/1/03
          (NQ)                                                                                         3845 shares
          18 Weston Street                                                                             per qtr over 3
          Derry, NH 03038                                                                              years
---------------------------------------------------------------------------------------------------------------------
90        John R. Kelley (NQ)             10,000              9/3/96              $1.94                9/3/03
          P.O. Box 3749
          Boynton Beach, FL
          33424
---------------------------------------------------------------------------------------------------------------------

91        Susan M. Barrett (?)           100,000              11/11/96            $1.31                11/11/03
          2 Pear Court                                                                                 25000
          Flemington, NH 08832                                                                         35000
                                                                                                       40000
---------------------------------------------------------------------------------------------------------------------
92        Ewapan                           50,000             7/15/97             $ .94                7/15/04
          Roychowdhury                                                                                 12500
                                                                                                       17500
                                                                                                       20000



                                       -2-